Exhibit 10.8


                              CASH COMPENSATION FOR
                       NON-MANAGEMENT DIRECTORS OF KEYSPAN


     The non-management Directors of KeySpan Corporation receive the following compensation:

                           $43,500 annual retainer;
                           $2,000 committee meeting fee;
                           $5,000 committee chairman retainer; and
                           $30,000 in common stock equivalents granted under the Directors' Deferred Compensation Plan.